August 25, 1998



Mr. Sam Hon
5521 Toyon
San Diego, California 92115

       Re: NevStar Gaming & Entertainment Corporation -- $250,000 financing commitment dated April 27, 1998 (the "Commitment")

Dear Mr.  Hon:

     As you are aware, by letters dated June 24, 1998, July 20, 1998 and August 10, 1998, NevStar Gaming & Entertainment Corporation ("NevStar") has requested advances pursuant to the above-referenced Commitment totaling $212,500. Proportionately larger advances were requested at the same time from Dr. Kelley and Richard Tam pursuant to their loan commitment.

     NevStar has agreed to accept a single advance from Dr. Kelley and Richard Tam at this time of $400,000. Dr. Kelley and Richard Tam have agreed that NevStar will be entitled to call for a second advance upon ten (10) days written notice (instead of the twenty (20) days called for in both their and your loan commitments). In light of the above, NevStar requests your agreement that the following shall apply to your loan Commitment:

      1.   You shall make a $100,000 initial advance on your loan commitment;

      2. You agree to make a second advance on your loan commitment upon ten (10) days written notice from NevStar; and

     3. Any subsequent advances (beyond the second advance) on your loan commitment will require a twenty (20) day written notice from NevStar.

     If the above is acceptable to you, will you please so indicate by your signature below.

                              Very truly yours,

                            ZEVNIK HORTON GUIBORD McGOVERN PALMER &
                              FOGNANI, L.L.P.


                              By: /s/ Richard Moskitis
                                     Richard L. Moskitis



I AGREE TO THE ABOVE MODIFICATIONS TO THE LOAN COMMITMENT.



Dated: August 25, 1998             /s/ Sam Hon
                              Sam Hon







RLM:bdk

cc:  Mr. Jeffrey L. Gilbert (via fax: 702-269-1326)
     Mr. James M. Shadlaus (via fax: 702-382-9877)
     Kenneth D. Polin, Esq.

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